[AIM LOGO APPEARS HERE]

                               AIM
                               SUMMIT
                               FUND, INC.


                               SEMIANNUAL REPORT
                               APRIL 30,1997

                           --------------------------
                             AIM SUMMIT FUND, INC.

                           For shareholders who seek

                            capital growth through

                            systematic investments.
                           --------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Summit Fund, Inc.'s performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge. When sales charges are included in performance figures, performance reflects the maximum 8.50% sales charge. The 8.50% sales charge is attributable to the 15-year investment plan.
o The Fund's average annual total returns were 0.16%, 11.05%, and 10.41% for the one-, five-, and 10- year periods ended 3/31/97, the most recent calendar quarter, including sales charges.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets. And since dollar-cost averaging involves continuous investments regardless of fluctuating securities prices, investors should consider their ability to continue purchases over an extended period of time.
o    Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o The Dow Jones Industrial Average (DJIA) is an unmanaged composite of the performance of 30 large-company stocks.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

     Mutual funds, annuities, and other investments are not insured by the
        FDIC or any other government agency; are not deposits or other obligations of, or guaranteed by, any bank or any affiliate;
         and are subject to investment risks, including possible loss of principal amount invested.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                          The Chairman's Letter

                    Dear Fellow Shareholder:

                    We have seen a great deal of change in the markets during
                    the past few months, change that has been unsettling even
                    for experienced market watchers.
                      In many instances the change has occurred suddenly as the
  [Photo of         markets have fluctuated widely during the past six months.
  Charles T.        The popular Dow Jones Industrial Average of 30 large
    Bauer,          companies ranged from just over 7000 to just below 6400
 Chairman of        before strengthening once again and regaining its lost
 the Board of       ground. Both the Russell 2000 Index, judged to be the
   THE FUND,        benchmark for small-cap stocks, and the Dow recently have
APPEARS HERE]       set records.
                       The point we want to emphasize is that such volatility
                    seems to be the norm rather than the exception in the current market. Although most attention has been on the large stocks in the S&P 500 index, the broad-based index generally considered "the market," small- and mid-cap companies have been even more volatile. Indexes for smaller companies were down as much as 20% before their recent rebound. Similarly, bonds fluctuated widely as concerns mounted over the possibility of rising interest rates.
   What does all of this mean? In past reports, we suggested that the 20%-30% returns of 1995 and 1996 were unlikely to continue uninterrupted, and we have seen that to be true so far in 1997. However, we are still experiencing the longest bull market in history, now in its seventh year. For hundreds of thousands of investors, this bull market is the only investment climate they have ever known. If you have been invested in stocks only since 1990, your experience has truly been extraordinary: the S&P 500 had an annual return of 30% in 1991, 38% in 1995, and 23% in 1996. And not one down year.
   Of course, returns such as those we've enjoyed in this bull market are well above the averages for stocks. That has led mutual fund managers, financial consultants, and market experts to voice concern that some investors may not be prepared for more modest returns that are in line with historical averages. And, although we've seen nothing but advances in the S&P 500 since 1990, it is important to remember that the market has averaged a down year one out of every three years since 1928.

KEEP REALISTIC EXPECTATIONS
What many investors may not realize is that periodic declines are inevitable. In every market, there is always some segment, and some investment strategies, that occasionally fall out of favor. Declines similar to what we have seen in the small-cap and mid-cap sectors during the past six months often are more severe than warranted; that is, they take good stocks down with the bad. Of course, that lets us pick stocks just as prices for many attractive companies are near their lowest for the year.
   Not that we expect severe declines ahead. But it is important to maintain realistic expectations about investment performance. Indeed, indications are that stock performance may be returning to historic norms closer to 10% return per year than 20%.
   It's also a good idea to reassess your financial goals periodically with your financial consultant. Managing your investments in changing markets can be challenging. But your financial consultant knows a few timetested investment strategies that can help. Diversification can help you cushion the effects of volatility.
   On the following pages, your Fund's portfolio management team offers a complete discussion of recent market conditions and how the Fund was affected. They also discuss

                       ---------------------------------
                           In every market, there is

                             always some segment,

                        and some investment strategies,

                            that occasionally fall

                                 out of favor.
                       ---------------------------------


                                                         Continued on next page

                      ------------------------------------
                             It's also a good idea

                                  to reassess

                       your financial goals periodically

                        with your financial consultant.
                      ------------------------------------

the Fund's portfolio strategy: why they believe the portfolio is well-positioned for growth, and why they are confident that the reasons for investing in the Fund are as compelling as ever. These discussions will help you better understand the relative performance of your Fund.

AIM/INVESCO MERGER FINALIZED
We are pleased to announce that the merger of A I M Management Group Inc. and INVESCO plc was concluded on February 28, 1997. AIM is now part of one of the world's largest independent investment management groups with approximately $170 billion in assets under management. The combined company, AMVESCAP plc, has the financial strength necessary to meet your needs in an increasingly competitive financial services environment, both in the United States and worldwide. And, we will not change the portfolio management, investment style, or name of any of the AIM funds you own. We have begun a new and promising era for AIM, one we believe will yield exciting opportunities.
   We appreciate the trust you have placed in us and we look forward to our continued close association. If you have any questions or comments about this report, we invite you to call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line at 800-246-5463. We also invite you to visit AIM's Internet Web site at www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

The Managers' Overview

NARROW MARKET CREATES CHALLENGING PERIOD FOR AIM SUMMIT FUND, INC.

A roundtable discussion with the Fund management team for AIM Summit Fund, Inc. for the six-month period ended April 30, 1997.

------------------------------------------------------------------------------

Q. HOW DID AIM SUMMIT FUND, INC. PERFORM DURING THE SIX-MONTH PERIOD COVERED BY THIS REPORT?

A. Unusual market conditions made it a difficult period for AIM Summit Fund, and that was reflected in its total return of 3.59%. However, six months is an extremely short measurement period for stocks. The Fund's respectable long-term record remained intact as shown by the chart below.

===============================================================================
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
As of 4/30/97, based on net asset value

10 YEARS                    11.94%

5 YEARS                     13.76

1 YEAR                       8.43
===============================================================================

Q.   WHAT MARKET CONDITIONS CREATED DIFFICULTY FOR THE FUND?

A. Volatility dominated the stock markets throughout the reporting period. The Dow Jones Industrial Average (DJIA) continued to set records, but its performance was marked by two significant downturns, one in December 1996 and the second from mid-March to mid-April. During the second decline, the DJIA lost 9.8% of its value-just short of the 10% correction many market observers had predicted, given the prolonged length of the current bull market. However, by the end of the period, the DJIA had recouped most of its losses.
          The primary cause of market volatility was continuing uncertainty regarding interest rates, the strength of the economy, and the outlook for corporate earnings. In such an environment, investors are drawn to the relative safety and liquidity of stocks in large,predictable companies. It's a phenomenon often termed a "flight to quality" and during the reporting period, it resulted in what is known as a "narrow" market.

Q.   HOW WOULD YOU DESCRIBE A "NARROW" MARKET?

A. In a narrow market, the performance of a market index is generated by a comparatively few stocks. For example, if the stocks of the 100 largest companies in the Standard and Poor's Composite Index of 500 Stocks (S&P
     500) are subtracted from that index, its performance for 1996 drops from 22.95% to about 5.4%. In other words, 20% of the stocks in that index accounted for more than 75% of its total return.
          This unusual environment puts a highly diversified mutual fund such as AIM Summit Fund at a disadvantage because of its relatively small holdings of several hundred stocks. AIM Summit Fund had 318 holdings at the end of the reporting period. Although diversification means that the Fund may not realize all the gains in a narrow market rally, it may not suffer as significant losses in a market downturn.

Q.   HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

A. The Fund's top equity holdings were in the following sectors: technology, 28%; health-care, 15%; and financial, 14%. These are broad categories that include a wide variety of industries. The health-care sector, for example, includes drugs, patient services, and medical instruments/products.

Q. GIVEN THE VOLATILITY IN THAT SECTOR, WHY DOES THE FUND HAVE SO MUCH INVESTED IN TECHNOLOGY?

A. The Fund invests only in the stocks of technology companies that meet our earnings criteria. Many technology companies reported excellent earnings for the first quarter of 1997, and our stock-selection process found a number of technology firms we consider very promising. Moreover, we shifted our emphasis within this sector, which continues to show high-growth potential.
          During the reporting period, we reduced our holdings in computer networking stocks, when earnings fell short of expectations, from more than 5% to less than 1% of the portfolio. At the same time, we increased our holdings in semiconductor makers, whose stocks were up significantly, from about 2.5% to nearly 7% of the portfolio. We increased our stake in Texas Instruments, whose operating profit rose substantially this year. Texas Instruments' revenue and profit growth came mainly from differentiated products used for data communications, a flourishing industry.

Q.   WHERE WAS YOUR FOCUS IN HEALTH-CARE STOCKS?

A.   Our primary emphasis was on the stocks of pharmaceutical companies and


                          ---------------------------
                                  The Fund's

                                  respectable

                               long-term record

                              remained intact ...
                          ---------------------------

         See important Fund & index disclosures inside front cover.

PORTFOLIO COMPOSITION

As of 4/30/97, based on total net assets

=====================================================================================================================
TOP 10 EQUITY HOLDINGS                                        TOP 10 INDUSTRIES
=====================================================================================================================

1      Dell Computer Corp.                       1.28%        1       Retail (Stores)                          7.05%
2      Conseco Inc.                              1.18         2       Computer Software/Services               6.95
3      Student Loan Marketing Association        1.08         3       Semiconductors                           6.88
4      Safeway Inc.                              1.02         4       Medical (Drugs)                          5.14
5      Applied Materials, Inc.                   0.98         5       Medical (Patient Services)               4.82
6      UAL Corp.                                 0.97         6       Oil Equipment & Supplies                 4.43
7      H. F. Ahmanson & Co.                      0.94         7       Telecommunications                       4.33
8      Microsoft Corp.                           0.92         8       Finance (Consumer Credit)                3.83
9.     Compaq Computer Corp.                     0.90         9       Computer Mini/PCs                        3.69
10.    United Technologies Corp.                 0.90         10      Oil & Gas (Services)                     3.50

          Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
===============================================================================


     patient-care providers. Pharmaceutical manufacturers in the portfolio include such recognizable names as SmithKline Beecham and Bristol-Myers Squibb. Both companies are bringing a steady stream of new products to the market and are reporting substantial earnings growth.
          In the patient-care area, health maintenance organizations continue to lead the efficiency drive in the U.S. health-care industry and have recently improved their pricing structure. United HealthCare, a managed health-care provider, was among the Fund's holdings in this area. The Fund also benefited from holding Oxford Health Plans, a Connecticut-based health benefit plan provider whose revenues increased 50% during the first quarter of 1997.
          Considering the aging of the baby boomer population, we believe health care will remain a promising area for investment for a long time.

Q.   WHAT DID YOU FIND ATTRACTIVE ABOUT FINANCIAL COMPANY STOCKS?

A. The relatively long period of stable interest rates and low inflation has created a favorable environment for financial companies. We expect this sector to remain vibrant as long as inflation is held in check. Another attraction is the consolidating and restructuring that is going on in the banking and savings and loan industries. For example, we owned stock in Chase Manhattan, which was involved in a merger with Chemical Banking in 1996, and reported a significant rise in income for the first quarter of 1997.
          In the consumer-credit field, our holdings included the Student Loan Marketing Association, the nation's leading provider of financial funding for college education loans, and the Federal National Mortgage Association and the Federal Home Mortgage Association, the most important players in the home mortgage market.

Q.   WHAT IS YOUR MARKET OUTLOOK?

A. After two extraordinary years of unusually high returns on stocks, many professionals were warning about the potential for a significant market decline, with some making forecasts of a 20% correction. Nevertheless, after the near correction of early spring, the markets recovered swiftly and completely. The Fund benefited from the rally, posting a total return of 8.85% for the one-month period from April 30, 1997 to May 31, 1997. And the optimism seems well-grounded.
          In the U.S., the economic fundamentals are encouraging: there is minimal inflation,which caused the Federal Reserve Board to leave monetary policy unchanged at its May meeting and dampens expectations for rising interest rates; the economy is growing at a healthy clip; and for a record 17 quarters in a row, corporate earnings have outstripped analysts' forecasts.
          Nonetheless, it is important that investors maintain realistic expectations about investment performance. We have enjoyed record-breaking returns from stocks in recent years, but indications are that stock performance may be returning to historic norms that bear closer to 10% per year than 20%.

                               -----------------
                                  In the U.S.,

                                 the economic

                               fundamentals are

                                encouraging ...
                               -----------------

          See important Fund & index disclosures inside front cover.

Long-Term Performance

EARNINGS-BASED APPROACH PRODUCES IMPRESSIVE LONG-TERM RESULTS

===============================================================================
Growth of a $200 Monthly Investment

11/30/82 - 4/30/97
-------------------------------------------------------------------------------
           AIM Summit Fund
-------------------------------------------------------------------------------
           (In thousands)

4/30/83                     1,333

4/30/84                     3,249

4/30/85                     6,383

4/30/86                    11,448

4/30/87                    16,742

4/30/88                    16,914

4/30/89                    22,975

4/30/90                    27,431

4/30/91                    36,739

4/30/92                    44,752

4/30/93                    51,165

4/30/94                    57,602

4/30/95                    66,716

4/30/96                    92,391

4/30/97                    102,671

Past performance cannot guarantee comparable future results.

Source:  Lipper Analytical Services, Inc.
===============================================================================

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 3/31/97, the most recent calendar quarter, including sales charges.

1  YEAR     0.16%

3  YEARS    12.92

5  YEARS    11.05

10 YEARS    10.41

INCEPTION   11.90

Performance reflects reinvestment of all distributions and effect of all sales charges. A mutual fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Summit Investors Plans employ dollar-cost averaging which does not assure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, investors should consider their ability to continue purchases over an extended period of time.

SCHEDULE OF INVESTMENTS

April 30, 1997
(Unaudited)

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS-96.74%

ADVERTISING/BROADCASTING-0.63%

American Radio Systems Corp.(a)         20,000   $      585,000
---------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                               80,800        3,918,800
---------------------------------------------------------------
Interpublic Group of Companies,
  Inc.                                  39,000        2,208,375
---------------------------------------------------------------
Jacor Communications, Inc.(a)           55,000        1,546,875
---------------------------------------------------------------
                                                      8,259,050
---------------------------------------------------------------

AEROSPACE/DEFENSE-1.01%

Gulfstream Aerospace Corp.(a)           54,300        1,384,650
---------------------------------------------------------------
United Technologies Corp.              158,000       11,948,750
---------------------------------------------------------------
                                                     13,333,400
---------------------------------------------------------------

AIRLINES-1.08%

Southwest Airlines Co.                  49,000        1,347,500
---------------------------------------------------------------
UAL Corp.(a)                           173,000       12,866,875
---------------------------------------------------------------
                                                     14,214,375
---------------------------------------------------------------

APPLIANCES-0.02%

Philips Electronics N.V.-ADR-New
  York shares (Netherlands)              6,100          326,350
---------------------------------------------------------------

AUTOMOBILE (MANUFACTURERS)-0.45%

Chrysler Corp.                         200,000        6,000,000
---------------------------------------------------------------

AUTOMOBILE/TRUCK PARTS &
  TIRES-0.56%

Cummins Engine Co., Inc.               131,500        7,380,438
---------------------------------------------------------------

BANKING (MONEY CENTER)-1.05%

BankAmerica Corp.                       50,000        5,843,750
---------------------------------------------------------------
Chase Manhattan Corp.                   87,152        8,072,454
---------------------------------------------------------------
                                                     13,916,204
---------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-0.12%

Cerner Corp.(a)                        100,000        1,612,500
---------------------------------------------------------------

BEVERAGES (SOFT DRINKS)-0.05%

PepsiCo, Inc.                           17,900          624,262
---------------------------------------------------------------

BIOTECHNOLOGY-1.64%

Amgen, Inc.(a)                         110,000        6,476,250
---------------------------------------------------------------
Biogen, Inc.(a)                        111,500        3,568,000
---------------------------------------------------------------
Guidant Corp.                          170,000       11,602,500
---------------------------------------------------------------
                                                     21,646,750
---------------------------------------------------------------

BUSINESS SERVICES-1.53%

AccuStaff, Inc.(a)                     147,540        2,692,605
---------------------------------------------------------------
Cognizant Corp.                        152,200        4,965,525
---------------------------------------------------------------
Corrections Corp. of America(a)         23,800          776,475
---------------------------------------------------------------
CUC International, Inc.(a)              56,400        1,191,450
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
BUSINESS SERVICES-(CONTINUED)

Diebold, Inc.                           75,850   $    2,540,975
---------------------------------------------------------------
Equifax, Inc.                          125,400        3,605,250
---------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)          121,300        2,759,575
---------------------------------------------------------------
Paychex, Inc.                           36,900        1,727,380
---------------------------------------------------------------
                                                     20,259,235
---------------------------------------------------------------

CHEMICALS-0.73%

Monsanto Co.                            75,300        3,219,075
---------------------------------------------------------------
Rohm & Haas Co.                         77,200        6,426,900
---------------------------------------------------------------
                                                      9,645,975
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.50%

Cytec Industries Inc.(a)               175,000        6,584,375
---------------------------------------------------------------

COMPUTER MAINFRAMES-0.28%

International Business Machines
  Corp.                                 23,000        3,697,250
---------------------------------------------------------------

COMPUTER MINI/PCS-3.69%

Compaq Computer Corp.(a)               140,000       11,952,500
---------------------------------------------------------------
Dell Computer Corp.(a)                 202,400       16,938,350
---------------------------------------------------------------
Gateway 2000, Inc.(a)                   63,500        3,484,562
---------------------------------------------------------------
Hewlett-Packard Co.                    120,000        6,300,000
---------------------------------------------------------------
Sun Microsystems, Inc.(a)              351,600       10,130,475
---------------------------------------------------------------
                                                     48,805,887
---------------------------------------------------------------

COMPUTER NETWORKING-0.93%

Ascend Communications, Inc.(a)          69,800        3,193,350
---------------------------------------------------------------
Cabletron Systems, Inc.(a)             100,000        3,450,000
---------------------------------------------------------------
Newbridge Networks Corp.(a)
  (Canada)                             179,000        5,683,250
---------------------------------------------------------------
                                                     12,326,600
---------------------------------------------------------------

COMPUTER PERIPHERALS-1.55%

Adaptec, Inc.(a)                       109,000        4,033,000
---------------------------------------------------------------
EMC Corp.(a)                           165,000        6,001,875
---------------------------------------------------------------
Microchip Technology, Inc.(a)          100,200        3,131,250
---------------------------------------------------------------
Seagate Technology, Inc.(a)             75,000        3,440,625
---------------------------------------------------------------
Storage Technology Corp.(a)            110,000        3,863,750
---------------------------------------------------------------
                                                     20,470,500
---------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-6.95%

Adobe Systems, Inc.                     75,000        2,934,375
---------------------------------------------------------------
Affiliated Computer Services,
  Inc.(a)                               26,200          681,200
---------------------------------------------------------------
Baan Co., N.V.(a) (Netherlands)         31,900        1,714,625
---------------------------------------------------------------
BISYS Group, Inc. (The)(a)              30,000          960,000
---------------------------------------------------------------
BMC Software, Inc.(a)                  140,000        6,055,000
---------------------------------------------------------------
Cadence Design Systems, Inc.(a)        145,075        4,642,400
---------------------------------------------------------------
Computer Associates
  International, Inc.                  100,000        5,200,000
---------------------------------------------------------------


                                                     MARKET
                                     SHARES          VALUE
COMPUTER SOFTWARE/SERVICES-(CONTINUED)

Compuware Corp.(a)                     280,000   $   10,570,000
---------------------------------------------------------------
CSG Systems International,
  Inc.(a)                               35,300          626,575
---------------------------------------------------------------
DST Systems, Inc.(a)                    67,500        1,915,312
---------------------------------------------------------------
Electronic Arts, Inc.(a)                47,600        1,148,350
---------------------------------------------------------------
First Data Corp.                        46,000        1,587,000
---------------------------------------------------------------
Fiserv, Inc.(a)                         70,000        2,642,500
---------------------------------------------------------------
HBO & Co.                              107,900        5,772,650
---------------------------------------------------------------
HPR, Inc.(a)                            33,000          466,125
---------------------------------------------------------------
McAfee Associates, Inc.(a)              75,000        4,181,250
---------------------------------------------------------------
Microsoft Corp.(a)                     100,000       12,150,000
---------------------------------------------------------------
National Data Corp.                     82,000        3,075,000
---------------------------------------------------------------
Network General Corp.(a)               119,200        1,639,000
---------------------------------------------------------------
Oracle Corp.(a)                        100,000        3,975,000
---------------------------------------------------------------
Parametric Technology Co.(a)           161,100        7,289,775
---------------------------------------------------------------
Sterling Commerce, Inc.(a)             181,211        4,688,835
---------------------------------------------------------------
Sterling Software, Inc.(a)              39,000        1,189,500
---------------------------------------------------------------
SunGard Data Systems Inc.(a)            33,900        1,504,312
---------------------------------------------------------------
Sybase, Inc.(a)                         56,400          831,900
---------------------------------------------------------------
Synopsys, Inc.(a)                      115,000        3,665,625
---------------------------------------------------------------
Transition Systems, Inc.(a)              1,400           16,800
---------------------------------------------------------------
Wind River Systems(a)                   30,000          690,000
---------------------------------------------------------------
                                                     91,813,109
---------------------------------------------------------------

CONGLOMERATES-1.52%

AlliedSignal Inc.                       38,900        2,810,525
---------------------------------------------------------------
Corning Inc.                           108,000        5,211,000
---------------------------------------------------------------
Johnson Controls, Inc.                 110,000        4,221,250
---------------------------------------------------------------
Tyco International Ltd.                 80,000        4,880,000
---------------------------------------------------------------
U.S. Industries, Inc.(a)                83,700        3,023,662
---------------------------------------------------------------
                                                     20,146,437
---------------------------------------------------------------

CONSUMER NON-DURABLES-0.08%

Central Garden and Pet Co.(a)           55,000        1,096,562
---------------------------------------------------------------

COSMETICS & TOILETRIES-1.20%

Gillette Co.                            40,000        3,400,000
---------------------------------------------------------------
McKesson Corp.                          20,100        1,454,737
---------------------------------------------------------------
Procter & Gamble Co. (The)              60,000        7,545,000
---------------------------------------------------------------
Rexall Sundown, Inc.(a)                 48,100          955,988
---------------------------------------------------------------
Warner-Lambert Co.                      25,000        2,450,000
---------------------------------------------------------------
                                                     15,805,725
---------------------------------------------------------------

ELECTRIC POWER-0.35%

AES Corp.(a)                            20,000        1,305,000
---------------------------------------------------------------
Texas Utilities Co.                    100,000        3,375,000
---------------------------------------------------------------
                                                      4,680,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ELECTRONIC COMPONENTS/MISCELLANEOUS-1.52%

Berg Electronics Corp.(a)               31,400   $      942,000
---------------------------------------------------------------
BMC Industries, Inc.                    29,800          864,200
---------------------------------------------------------------
General Electric Co.                    19,300        2,139,887
---------------------------------------------------------------
Honeywell, Inc.                         24,600        1,737,375
---------------------------------------------------------------
Micron Electronics, Inc.(a)             85,000        1,731,875
---------------------------------------------------------------
Raychem Corp.                            9,900          638,550
---------------------------------------------------------------
Symbol Technologies, Inc.(a)            58,800        1,903,650
---------------------------------------------------------------
Teradyne, Inc.(a)                      240,300        7,869,825
---------------------------------------------------------------
Thermo Instrument Systems,
  Inc.(a)                               71,900        2,255,862
---------------------------------------------------------------
                                                     20,083,224
---------------------------------------------------------------

ELECTRONIC/PC DISTRIBUTORS-0.15%

Arrow Electronics, Inc.(a)              23,200        1,290,500
---------------------------------------------------------------
Avnet, Inc.                             11,300          687,887
---------------------------------------------------------------
                                                      1,978,387
---------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-1.90%

Franklin Resources, Inc.                66,900        3,955,463
---------------------------------------------------------------
Imperial Credit Industries,
  Inc.(a)                              100,000        1,456,250
---------------------------------------------------------------
Merrill Lynch & Co., Inc.               70,000        6,667,500
---------------------------------------------------------------
Paine Webber Group Inc.                178,000        6,052,000
---------------------------------------------------------------
T. Rowe Price Associates               150,000        6,937,500
---------------------------------------------------------------
                                                     25,068,713
---------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-3.83%

Aames Financial Corp.                   11,200          172,200
---------------------------------------------------------------
American Express Co.                    31,200        2,055,300
---------------------------------------------------------------
Capital One Financial Corp.             94,500        3,413,812
---------------------------------------------------------------
Concord EFS, Inc.(a)                   123,700        2,443,075
---------------------------------------------------------------
Credit Acceptance Corp.(a)              29,200          315,725
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.       156,000        4,972,500
---------------------------------------------------------------
Federal National Mortgage
  Association                          137,900        5,671,138
---------------------------------------------------------------
Green Tree Financial Corp.             212,900        6,307,162
---------------------------------------------------------------
IMC Mortgage Co.(a)                     75,000          843,750
---------------------------------------------------------------
MBNA Corp.                             173,800        5,735,400
---------------------------------------------------------------
Money Store, Inc. (The)                 75,000        1,621,875
---------------------------------------------------------------
PMT Services, Inc.(a)                   50,000          593,750
---------------------------------------------------------------
Student Loan Marketing
  Association                          120,200       14,213,650
---------------------------------------------------------------
SunAmerica, Inc.                        50,000        2,300,000
---------------------------------------------------------------
                                                     50,659,337
---------------------------------------------------------------

FINANCE (SAVINGS & LOAN)-1.54%

GreenPoint Financial Corp.             100,000        5,537,500
---------------------------------------------------------------
H.F. Ahmanson & Co.                    325,000       12,390,625
---------------------------------------------------------------
Washington Mutual, Inc.                 50,000        2,468,750
---------------------------------------------------------------
                                                     20,396,875
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
FOOD/PROCESSING-0.57%

ConAgra, Inc.                           66,000   $    3,803,250
---------------------------------------------------------------
Dean Foods Co.                         100,000        3,687,500
---------------------------------------------------------------
                                                      7,490,750
---------------------------------------------------------------

FUNERAL SERVICES-0.72%

Equity Corp. International(a)           25,300          543,950
---------------------------------------------------------------
Service Corp. International            260,000        8,905,000
---------------------------------------------------------------
                                                      9,448,950
---------------------------------------------------------------

GAS DISTRIBUTION-0.26%

NICOR, Inc.                            100,000        3,387,500
---------------------------------------------------------------

HOTELS/MOTELS-0.71%

Choice Hotels International,
  Inc.(a)                               84,500        1,183,000
---------------------------------------------------------------
HFS, Inc.(a)                            75,000        4,443,750
---------------------------------------------------------------
Marriot International, Inc.             45,000        2,486,250
---------------------------------------------------------------
Promus Hotel Corp.(a)                   35,000        1,233,750
---------------------------------------------------------------
                                                      9,346,750
---------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-1.75%

Conseco Inc.                           378,300       15,652,162
---------------------------------------------------------------
Equitable Companies, Inc.              254,000        7,429,500
---------------------------------------------------------------
                                                     23,081,662
---------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-3.40%

Allstate Corp.                          72,900        4,774,950
---------------------------------------------------------------
American International Group,
  Inc.                                  33,000        4,240,500
---------------------------------------------------------------
CapMAC Holdings, Inc.                   48,100        1,250,600
---------------------------------------------------------------
CIGNA Corp.                             50,000        7,518,750
---------------------------------------------------------------
Everest Reinsurance Holdings,
  Inc.                                 106,800        3,070,500
---------------------------------------------------------------
ITT Hartford Group, Inc.                43,000        3,203,500
---------------------------------------------------------------
MGIC Investment Corp.                  130,000       10,562,500
---------------------------------------------------------------
Progressive Corp.                        3,200          243,600
---------------------------------------------------------------
Travelers Group, Inc.                  180,600       10,000,725
---------------------------------------------------------------
                                                     44,865,625
---------------------------------------------------------------

LEISURE & RECREATION-0.76%

Carnival Corp.-Class A                  80,000        2,950,000
---------------------------------------------------------------
Harley-Davidson, Inc.                   82,100        3,242,950
---------------------------------------------------------------
Regal Cinemas, Inc.(a)                  50,000        1,362,500
---------------------------------------------------------------
Speedway Motorsports, Inc.(a)           21,700          452,988
---------------------------------------------------------------
Walt Disney Co. (The)                   25,000        2,050,000
---------------------------------------------------------------
                                                     10,058,438
---------------------------------------------------------------

MACHINE TOOLS-0.05%

Precision Castparts Corp.               13,000          695,500
---------------------------------------------------------------

MACHINERY (HEAVY)-1.30%

Caterpillar Inc.                        55,000        4,895,000
---------------------------------------------------------------
Harnischfeger Industries, Inc.         160,000        6,660,000
---------------------------------------------------------------
Ingersoll-Rand Co.                     115,000        5,649,375
---------------------------------------------------------------
                                                     17,204,375
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
MACHINERY (MISCELLANEOUS)-0.80%

Pentair, Inc.                           19,200   $      573,600
---------------------------------------------------------------
Thermo Electron Corp.(a)               291,250       10,048,125
---------------------------------------------------------------
                                                     10,621,725
---------------------------------------------------------------

MEDICAL (DRUGS)-5.14%

Abbott Laboratories                     61,500        3,751,500
---------------------------------------------------------------
American Home Products Corp.           110,000        7,287,500
---------------------------------------------------------------
AmeriSource Health Corp.-Class
  A(a)                                  53,000        2,365,125
---------------------------------------------------------------
Bristol-Myers Squibb Co.                95,200        6,235,600
---------------------------------------------------------------
Cardinal Health, Inc.                  157,500        8,386,875
---------------------------------------------------------------
Dura Pharmaceuticals, Inc.(a)          100,000        2,900,000
---------------------------------------------------------------
Elan Corp. PLC-ADR(a) (Ireland)        172,000        5,848,000
---------------------------------------------------------------
Johnson & Johnson                       98,500        6,033,125
---------------------------------------------------------------
Jones Medical Industries, Inc.          42,000        1,480,500
---------------------------------------------------------------
Merck & Co., Inc.                       50,000        4,525,000
---------------------------------------------------------------
Parexel International Corp.(a)          27,200          761,600
---------------------------------------------------------------
Pfizer, Inc.                            35,000        3,360,000
---------------------------------------------------------------
Rhone-Poulenc Rorer, Inc.               26,000        1,875,250
---------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (United Kingdom)                     101,000        8,143,125
---------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Israel)                     70,000        3,552,500
---------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)         37,300        1,333,475
---------------------------------------------------------------
                                                     67,839,175
---------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-4.82%

Columbia/HCA Healthcare Corp.          201,200        7,042,000
---------------------------------------------------------------
Genesis Health Ventures, Inc.(a)        32,700          976,913
---------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(a)                      200,000        5,350,000
---------------------------------------------------------------
Health Care and Retirement
  Corp.(a)                             100,000        3,162,500
---------------------------------------------------------------
HEALTHSOUTH Corp.(a)                   510,000       10,072,500
---------------------------------------------------------------
Humana, Inc.(a)                         65,000        1,413,750
---------------------------------------------------------------
Lincare Holdings, Inc.(a)              120,000        4,710,000
---------------------------------------------------------------
MedPartners, Inc.(a)                   107,800        1,967,350
---------------------------------------------------------------
OccuSystems, Inc.(a)                    25,000          515,625
---------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                               52,400          628,800
---------------------------------------------------------------
Oxford Health Plans, Inc.(a)           107,500        7,081,562
---------------------------------------------------------------
PacifiCare Health Systems,
  Inc.-Class B(a)                       15,000        1,203,750
---------------------------------------------------------------
Tenet Healthcare Corp.(a)              354,500        9,217,000
---------------------------------------------------------------
Total Renal Care Holdings,
  Inc.(a)                               34,300        1,101,887
---------------------------------------------------------------
United Healthcare Corp.                 95,000        4,619,375
---------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                       77,100        2,920,162
---------------------------------------------------------------
Wellpoint Health Networks,
  Inc.(a)                               40,000        1,690,000
---------------------------------------------------------------
                                                     63,673,174
---------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-2.88%

Baxter International Inc.              125,000        5,984,375
---------------------------------------------------------------
Becton, Dickinson & Co.                 82,000        3,772,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
MEDICAL INSTRUMENTS/PRODUCTS-(CONTINUED)

Boston Scientific Corp.(a)              74,900   $    3,613,925
---------------------------------------------------------------
Dentsply International, Inc.            35,500        1,757,250
---------------------------------------------------------------
Hillenbrand Industries, Inc.            36,500        1,569,500
---------------------------------------------------------------
Invacare Corp.                          37,000          735,375
---------------------------------------------------------------
Omnicare, Inc.                         159,900        3,897,562
---------------------------------------------------------------
Physician Sales & Service,
  Inc.(a)                               40,000          580,000
---------------------------------------------------------------
Quintiles Transnational Corp.(a)        36,200        1,841,675
---------------------------------------------------------------
Stryker Corp.                          100,000        3,287,500
---------------------------------------------------------------
Sybron International Corp.(a)          206,900        6,879,425
---------------------------------------------------------------
US Surgical Corp.                      120,000        4,110,000
---------------------------------------------------------------
                                                     38,028,587
---------------------------------------------------------------

METALS-0.52%

Cyprus Amax Minerals Co.               306,000        6,846,750
---------------------------------------------------------------

NATURAL GAS PIPELINE-0.54%

Columbia Gas System, Inc.              114,600        7,090,875
---------------------------------------------------------------

OFFICE AUTOMATION-0.59%

Danka Business Systems PLC-ADR
  (United Kingdom)                     115,300        3,523,856
---------------------------------------------------------------
Xerox Corp.                             70,000        4,305,000
---------------------------------------------------------------
                                                      7,828,856
---------------------------------------------------------------

OFFICE PRODUCTS-0.46%

Avery Dennison Corp.                    62,000        2,278,500
---------------------------------------------------------------
Reynolds & Reynolds Co.- Class A       185,000        3,838,750
---------------------------------------------------------------
                                                      6,117,250
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.84%

Apache Corp.                            32,000        1,088,000
---------------------------------------------------------------
Burlington Resources, Inc.              41,100        1,741,613
---------------------------------------------------------------
Santa Fe Energy Resources,
  Inc.(a)                              100,000        1,412,500
---------------------------------------------------------------
USX-Marathon Group                     250,000        6,906,250
---------------------------------------------------------------
                                                     11,148,363
---------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-0.53%

Valero Energy Corp.                    200,000        7,025,000
---------------------------------------------------------------

OIL & GAS (SERVICES)-3.50%

British Petroleum Co. PLC-ADR
  (United Kingdom)                      70,000        9,633,750
---------------------------------------------------------------
Camco International, Inc.              100,000        4,437,500
---------------------------------------------------------------
Energy Ventures, Inc.(a)                71,000        4,748,125
---------------------------------------------------------------
Exxon Corp.                            122,000        6,908,250
---------------------------------------------------------------
Global Marine, Inc.(a)                 150,000        3,018,750
---------------------------------------------------------------
Halliburton Co.                         20,000        1,412,500
---------------------------------------------------------------
Pennzoil Co.                           109,000        5,368,250
---------------------------------------------------------------
Phillips Petroleum Co.                  50,000        1,968,750
---------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR-New
  York shares (Netherlands)             16,500        2,974,125
---------------------------------------------------------------
Texaco, Inc.                            55,000        5,802,500
---------------------------------------------------------------
                                                     46,272,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
OIL EQUIPMENT & SUPPLIES-4.43%

Baker Hughes, Inc.                     270,000   $    9,315,000
---------------------------------------------------------------
Coastal Corp.                           42,000        1,995,000
---------------------------------------------------------------
Cooper Cameron Corp.(a)                110,000        7,837,500
---------------------------------------------------------------
Diamond Offshore Drilling,
  Inc.(a)                              105,000        6,759,375
---------------------------------------------------------------
ENSCO International, Inc.(a)           140,000        6,650,000
---------------------------------------------------------------
Falcon Drilling Co., Inc.(a)            50,000        1,912,500
---------------------------------------------------------------
Marine Drilling Companies,
  Inc.(a)                              196,300        3,091,725
---------------------------------------------------------------
Pride Petroleum Services, Inc.(a)      145,000        2,501,250
---------------------------------------------------------------
Rowan Companies, Inc.(a)               226,000        4,068,000
---------------------------------------------------------------
Schlumberger Ltd.                       55,000        6,091,250
---------------------------------------------------------------
Smith International, Inc.(a)            85,000        4,026,875
---------------------------------------------------------------
Tidewater, Inc.                         58,000        2,327,250
---------------------------------------------------------------
Varco International, Inc.(a)            85,800        1,973,400
---------------------------------------------------------------
                                                     58,549,125
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.29%

Kimberly-Clark Corp.                    75,300        3,859,125
---------------------------------------------------------------

POLLUTION CONTROL-0.39%

United Waste Systems, Inc.(a)           55,000        1,856,250
---------------------------------------------------------------
USA Waste Services, Inc.(a)            100,000        3,275,000
---------------------------------------------------------------
                                                      5,131,250
---------------------------------------------------------------

RESTAURANTS-0.56%

Applebee's International, Inc.         109,900        2,568,913
---------------------------------------------------------------
Cracker Barrel Old Country Store,
  Inc.                                  67,000        1,792,250
---------------------------------------------------------------
Lone Star Steakhouse & Saloon(a)        61,700        1,218,575
---------------------------------------------------------------
Starbucks Corp.(a)                      60,000        1,792,500
---------------------------------------------------------------
                                                      7,372,238
---------------------------------------------------------------

RETAIL (FOOD & DRUG)-2.29%

American Stores Co.                    129,500        5,892,250
---------------------------------------------------------------
Kroger Co.(a)                          118,400        3,256,000
---------------------------------------------------------------
Revco D.S., Inc.(a)                     45,200        1,966,200
---------------------------------------------------------------
Rite Aid Corp.                         124,000        5,704,000
---------------------------------------------------------------
Safeway, Inc.(a)                       300,657       13,416,819
---------------------------------------------------------------
                                                     30,235,269
---------------------------------------------------------------

RETAIL (STORES)-7.05%

Bed Bath & Beyond, Inc.(a)              30,000          821,250
---------------------------------------------------------------
Blyth Industries, Inc.(a)                9,400          371,300
---------------------------------------------------------------
CDW Computer Centers, Inc.(a)           47,250        2,268,000
---------------------------------------------------------------
CVS Corp.                               75,000        3,721,875
---------------------------------------------------------------
CompUSA, Inc.(a)                       208,000        4,004,000
---------------------------------------------------------------
Consolidated Stores Corp.(a)           224,750        8,990,000
---------------------------------------------------------------
Costco Companies, Inc.(a)              250,000        7,218,750
---------------------------------------------------------------
Dayton Hudson Corp.                    214,500        9,652,500
---------------------------------------------------------------
Dollar General Corp.                    52,968        1,675,113
---------------------------------------------------------------
Dollar Tree Stores, Inc.(a)             30,000        1,185,000
---------------------------------------------------------------
Finish Line, Inc. (The)-Class
  A(a)                                  60,000          618,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (STORES)-(CONTINUED)

Global DirectMail Corp.(a)               2,900   $       51,113
---------------------------------------------------------------
Hollywood Entertainment Corp.(a)         4,200           89,775
---------------------------------------------------------------
Jones Apparel Group, Inc.(a)            81,200        3,390,100
---------------------------------------------------------------
Kohl's Corp.(a)                         50,000        2,443,750
---------------------------------------------------------------
Lowe's Companies, Inc.                 170,000        6,460,000
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)          80,000        1,990,000
---------------------------------------------------------------
Meyer (Fred), Inc.(a)                   38,000        1,562,750
---------------------------------------------------------------
Pep Boys-Manny, Moe & Jack             169,300        5,523,413
---------------------------------------------------------------
Petco Animal Supplies, Inc.(a)          55,000        1,175,625
---------------------------------------------------------------
PETsMART, Inc.(a)                      109,300        1,837,606
---------------------------------------------------------------
Saks Holdings, Inc.(a)                   4,800           91,800
---------------------------------------------------------------
Sports Authority, Inc. (The)(a)        130,650        2,319,038
---------------------------------------------------------------
Staples, Inc.(a)                       248,600        4,474,800
---------------------------------------------------------------
Sysco Corp.                             49,800        1,767,900
---------------------------------------------------------------
Tech Data Corp.(a)                      89,200        2,185,400
---------------------------------------------------------------
Tiffany & Co.                           40,000        1,585,000
---------------------------------------------------------------
TJX Companies, Inc.                    142,000        6,709,500
---------------------------------------------------------------
Toys "R" Us, Inc.(a)                   100,000        2,850,000
---------------------------------------------------------------
Viking Office Products, Inc.(a)         98,300        1,339,338
---------------------------------------------------------------
Williams-Sonoma, Inc.(a)                28,000          868,000
---------------------------------------------------------------
Woolworth Corp.(a)                     180,000        3,870,000
---------------------------------------------------------------
                                                     93,111,446
---------------------------------------------------------------

SCIENTIFIC INSTRUMENTS-0.56%

Perkin-Elmer Corp.                     102,400        7,436,800
---------------------------------------------------------------

SECURITY & SAFETY SERVICES-0.07%

Rural/Metro Corp.(a)                    30,000          862,500
---------------------------------------------------------------

SEMICONDUCTORS-6.88%

Advanced Micro Devices, Inc.(a)        179,200        7,616,000
---------------------------------------------------------------
Altera Corp.(a)                        186,800        9,258,275
---------------------------------------------------------------
Analog Devices, Inc.(a)                101,300        2,709,775
---------------------------------------------------------------
Applied Materials, Inc.(a)             235,000       12,895,625
---------------------------------------------------------------
Atmel Corp.(a)                          42,000        1,044,750
---------------------------------------------------------------
Intel Corp.                             19,000        2,909,375
---------------------------------------------------------------
Kemet Corp.(a)                          30,200          588,900
---------------------------------------------------------------
KLA Instruments Corp.(a)               160,400        7,137,800
---------------------------------------------------------------
Linear Technology Corp.                112,200        5,638,050
---------------------------------------------------------------
LSI Logic Corp.(a)                     172,400        6,594,300
---------------------------------------------------------------
Maxim Integrated Products,
  Inc.(a)                              100,000        5,287,500
---------------------------------------------------------------
Micron Technology, Inc.(a)             128,700        4,536,675
---------------------------------------------------------------
Motorola, Inc.                         100,000        5,725,000
---------------------------------------------------------------
National Semiconductor Corp.(a)        204,600        5,115,000
---------------------------------------------------------------
SGS-Thomson Microelectronics
  N.V.-New York shares(a)
  (France)                               7,900          619,163
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SEMICONDUCTORS-(CONTINUED)

Solectron Corp.(a)                      16,500   $      946,688
---------------------------------------------------------------
Tencor Instruments(a)                   25,000        1,109,375
---------------------------------------------------------------
Texas Instruments, Inc.                 76,200        6,800,850
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)          22,500          708,750
---------------------------------------------------------------
Xilinx, Inc.(a)                         75,000        3,675,000
---------------------------------------------------------------
                                                     90,916,851
---------------------------------------------------------------

SHOES & RELATED APPAREL-0.71%

Nike, Inc.-Class B                     124,000        6,975,000
---------------------------------------------------------------
Nine West Group, Inc.(a)                61,500        2,436,938
---------------------------------------------------------------
                                                      9,411,938
---------------------------------------------------------------

STEEL-0.54%

USX-US Steel Group, Inc.               244,000        7,137,000
---------------------------------------------------------------

TELECOMMUNICATIONS-4.33%

ADC Telecommunications, Inc.(a)        200,000        5,225,000
---------------------------------------------------------------
Andrew Corp.(a)                        109,325        2,705,794
---------------------------------------------------------------
DSC Communications Corp.(a)            166,000        3,382,250
---------------------------------------------------------------
Lucent Technologies, Inc.              140,000        8,277,500
---------------------------------------------------------------
Nokia Oy A.B.-Class A-ADR
  (Finland)                             85,500        5,525,438
---------------------------------------------------------------
Northern Telecom Ltd. (Canada)          60,000        4,357,500
---------------------------------------------------------------
PairGain Technologies, Inc.(a)         109,700        2,852,200
---------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-ADR (Sweden)                270,000        9,078,750
---------------------------------------------------------------
Tellabs, Inc.(a)                       264,000       10,527,000
---------------------------------------------------------------
WorldCom, Inc.(a)                      220,000        5,280,000
---------------------------------------------------------------
                                                     57,211,432
---------------------------------------------------------------

TELEPHONE-1.27%

Cincinnati Bell, Inc.                  161,600        9,049,600
---------------------------------------------------------------
SBC Communications, Inc.               140,000        7,770,000
---------------------------------------------------------------
                                                     16,819,600
---------------------------------------------------------------

TEXTILES-1.71%

Fruit of The Loom, Inc.-Class
  A(a)                                 125,000        4,500,000
---------------------------------------------------------------
Liz Claiborne, Inc.                    245,000       11,086,250
---------------------------------------------------------------
Nautica Enterprises, Inc.(a)            83,000        1,836,375
---------------------------------------------------------------
Tommy Hilfiger Corp.(a)                 90,000        3,577,500
---------------------------------------------------------------
Unifi, Inc.                             52,300        1,621,300
---------------------------------------------------------------
                                                     22,621,425
---------------------------------------------------------------

TRANSPORTATION-0.56%

Federal Express Corp.(a)               137,000        7,380,875
---------------------------------------------------------------

TRUCKING-0.10%

Consolidated Freightways, Inc.          45,800        1,362,550
---------------------------------------------------------------
    Total Common Stocks                           1,278,322,749
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
CONVERTIBLE CORPORATE BONDS-0.21%

COMPUTER SOFTWARE/SERVICES-0.13%

Baan Co., N.V. (Netherlands),
  Conv. Sub. Notes, 4.50%,
  12/15/01
  (Acquired 01/13/97-01/17/97;
  Cost $1,473,000)(b)              $ 1,280,000   $    1,737,997
---------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-0.08%

Aames Financial Corp.,
  Conv. Sub. Deb., 5.50%,
  03/15/06                             770,000          684,261
---------------------------------------------------------------
Cityscape Financial Corp., Conv.
  Sub. Deb.,
  6.00%, 05/01/06
  (Acquired 08/06/96-08/29/96;
  Cost $645,939)(b)                    475,000          315,063
---------------------------------------------------------------
                                                        999,324
---------------------------------------------------------------
    Total Convertible Corporate
      Bonds                                           2,737,321
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
REPURCHASE AGREEMENTS-2.66%(C)

Greenwich Capital Markets, Inc.
  5.55%, 05/01/97(d)               $ 1,467,476   $    1,467,476
---------------------------------------------------------------
HSBC Securities, Inc.
  5.55%, 05/01/97(e)                33,746,447       33,746,447
---------------------------------------------------------------
    Total Repurchase Agreements                      35,213,923
---------------------------------------------------------------
TOTAL INVESTMENTS-99.61%                          1,316,273,993
---------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.39%                   5,142,795
---------------------------------------------------------------
NET ASSETS-100.00%                               $1,321,416,788
===============================================================

Abbreviations:

ADR   - American Depository Receipt
Conv. - Convertible
Deb.  - Debentures
Sub.  - Subordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The market value of these securities at April 30, 1997 was $2,053,060 which represented 0.16% of the Fund's net assets.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investments companies managed by the investment advisor or its affiliates.
(d) Joint repurchase agreement entered into 04/30/97 with a maturing value of $500,077,083. Collateralized by $1,057,237,408 U.S. Government agency obligations, 0% to 14.00% due 06/01/97 to 10/01/30 with an aggregate market value at April 30, 1997 of $510,000,397.
(e) Joint repurchase agreement entered into 04/30/97 with a maturing value of $500,077,083. Collateralized by $285,655,288 U.S. Government agency obligations, 0% to 8.00% due 04/01/19 to 12/01/35 and $321,339,000 U.S.
    Treasury obligations, 4.75% to 9.25% due 09/30/97 to 10/31/99 with an aggregate market value at April 30, 1997 of $510,003,616.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1997
(Unaudited)

ASSETS:

Investments, at market value (cost
  $1,030,497,636)                              $1,316,273,993
-------------------------------------------------------------
Receivables for:
  Investments sold                                 11,199,589
-------------------------------------------------------------
  Dividends and interest                              698,575
-------------------------------------------------------------
Investment for deferred compensation plan              21,828
-------------------------------------------------------------
Other assets                                           19,377
-------------------------------------------------------------
    Total assets                                1,328,213,362
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                             5,726,423
-------------------------------------------------------------
  Capital stock reacquired                            130,901
-------------------------------------------------------------
  Deferred compensation                                21,828
-------------------------------------------------------------
Accrued advisory fees                                 674,934
-------------------------------------------------------------
Accrued administrative service fees                     5,670
-------------------------------------------------------------
Accrued directors' fees                                 3,733
-------------------------------------------------------------
Accrued operating expenses                            233,085
-------------------------------------------------------------
    Total liabilities                               6,796,574
-------------------------------------------------------------

NET ASSETS APPLICABLE TO SHARES OUTSTANDING    $1,321,416,788
=============================================================

Capital stock, $.01 par value per share:

  Authorized                                    1,000,000,000
-------------------------------------------------------------
  Outstanding                                     108,221,426
=============================================================
NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE                                        $        12.21
=============================================================


STATEMENT OF OPERATIONS

For the six months ended April 30, 1997
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $73,873 foreign withholding
  tax)                                          $  4,672,097
------------------------------------------------------------
Interest                                             686,647
------------------------------------------------------------
    Total investment income                        5,358,744
------------------------------------------------------------
EXPENSES:

Advisory fees                                      4,222,468
------------------------------------------------------------
Custodian fees                                        65,314
------------------------------------------------------------
Transfer agent fees                                   26,733
------------------------------------------------------------
Administrative service fees                           34,744
------------------------------------------------------------
Directors' fees                                        6,741
------------------------------------------------------------
Other                                                174,031
------------------------------------------------------------
    Total expenses                                 4,530,031
------------------------------------------------------------
Less: Expenses paid indirectly                          (690)
------------------------------------------------------------
    Net expenses                                   4,529,341
------------------------------------------------------------
Net investment income                                829,403
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENT
  SECURITIES:

Net realized gain on sales of investment
  securities                                      66,611,930
------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  investment securities                          (21,939,307)
------------------------------------------------------------
    Net gain on investment securities             44,672,623
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $ 45,502,026
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 1997 and the year ended October 31, 1996 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   1997              1996
OPERATIONS:

  Net investment income                                       $      829,403    $    3,291,716
----------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities and
    futures contracts                                             66,611,930       114,141,332
----------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
securities                                                       (21,939,307)       50,514,049
----------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations       45,502,026       167,947,097
----------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income              (3,131,614)       (2,276,042)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains           (114,611,563)      (74,181,022)
----------------------------------------------------------------------------------------------
Net equalization credits                                           2,336,075         2,660,812
----------------------------------------------------------------------------------------------
Net increase from capital stock transactions                     130,313,620       116,846,774
----------------------------------------------------------------------------------------------
       Net increase in net assets                                 60,408,544       210,997,619
----------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                          1,261,008,244     1,050,010,625
----------------------------------------------------------------------------------------------
  End of period                                               $1,321,416,788    $1,261,008,244
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $  947,336,980    $  817,023,360
----------------------------------------------------------------------------------------------
  Undistributed net investment income                             22,710,637        22,676,773
----------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities and futures contracts                              65,592,814       113,592,447
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities           285,776,357       307,715,664
----------------------------------------------------------------------------------------------
                                                              $1,321,416,788    $1,261,008,244
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 1997

(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Summit Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital growth.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at the last sales price on the exchange on which the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, corporate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

D. Equalization -- The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.
E. Stock Index Futures Contracts -- The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the advisory agreement, the Fund pays AIM a fee at the annual rate of 1.0% of the first $10 million of the Fund's average daily net assets, 0.75% of the next $140 million of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets in excess of $150 million. Under the terms of a sub-advisory agreement between AIM and Trade Street Investment Associates, Inc. ("TradeStreet"), AIM pays TradeStreet a fee at an annual rate of 0.50% of the first $10 million of the Fund's average daily net assets, 0.35% of the next $140 million of the Fund's average daily net assets, 0.225% of the next $550 million of the Fund's average daily net assets and 0.15% of the Fund's average daily net assets in excess of $700 million.
  The Fund, pursuant to an administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1997, the Fund reimbursed AIM $34,744 for such services.
  The Fund incurred expenses of $690 for pricing services which are paid through directed brokerage commissions. The effect of the above arrangement resulted in a reduction in the Fund's total expenses of $690 during the six months ended April 30, 1997.
  During the six months ended April 30, 1997, the Fund paid legal fees of $4,337 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Fund.
  Substantially all shares of the Fund are held of record by State Street Bank & Trust Company as custodian for Summit Investors Plans, a unit investment trust that is sponsored by A I M Distributors, Inc. (an affiliated company of AIM). Certain officers and directors of the Fund are officers of AIM and A I M Distributors, Inc.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Fund may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1997 was $607,924,911 and $591,277,492, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of April 30, 1997, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                      $308,277,236
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (22,780,399)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $285,496,837
=========================================================

* Cost of investments for tax purposes is $1,030,777,156.

NOTE 6-CAPITAL STOCK

Changes in capital stock outstanding for the six months ended April 30, 1997 and year ended October 31, 1996 were as follows:

                                                                   APRIL 30, 1997             OCTOBER 31, 1996
                                                              -------------------------   -------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
                                                              ----------   ------------   ----------   ------------
Sold                                                           4,671,665   $ 57,636,919    9,230,433   $108,559,927
------------------------------------------------------------  ----------   ------------   ----------   ------------
Issued as reinvestment of dividends                            9,816,281    113,770,753    6,936,341     74,080,187
------------------------------------------------------------  ----------   ------------   ----------   ------------
Reacquired                                                    (3,336,577)   (41,094,052)  (5,576,722)   (65,793,340)
------------------------------------------------------------  ----------   ------------   ----------   ------------
                                                              11,151,369   $130,313,620   10,590,052   $116,846,774
                                                              ==========   ============   ==========   ============

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during the six months ended April 30, 1997, each of the years in the three-year period ended October 31, 1996, the ten months ended October 31, 1993 and each of the years in the five-year period ended December 31, 1992.

                                                                             October 31,                      December 31,
                                               April 30,     -------------------------------------------   -------------------
                                                  1997         1996        1995        1994       1993       1992       1991
                                               ----------    ---------   ---------   --------   --------   --------   --------
Net asset value, beginning of period           $    12.99    $   12.14   $    9.78   $  10.46   $   9.64   $  10.09   $   7.56
---------------------------------------------  ----------    ---------   ---------   --------   --------   --------   --------
Income from investment operations:
  Net investment income                              0.01         0.04        0.04       0.10       0.09       0.11       0.14
---------------------------------------------  ----------    ---------   ---------   --------   --------   --------   --------
  Net gains (losses) on securities (both
    realized and unrealized)                         0.41         1.69        2.81      (0.04)      0.73       0.35       3.16
---------------------------------------------  ----------    ---------   ---------   --------   --------   --------   --------
    Total from investment operations                 0.42         1.73        2.85       0.06       0.82       0.46       3.30
---------------------------------------------  ----------    ---------   ---------   --------   --------   --------   --------
Less distributions:
  Dividends from net investment income              (0.03)       (0.03)      (0.10)     (0.10)        --      (0.11)     (0.13)
---------------------------------------------  ----------    ---------   ---------   --------   --------   --------   --------
  Distributions from capital gains                  (1.17)       (0.85)      (0.39)     (0.64)        --      (0.80)     (0.64)
---------------------------------------------  ----------    ---------   ---------   --------   --------   --------   --------
    Total distributions                             (1.20)       (0.88)      (0.49)     (0.74)        --      (0.91)     (0.77)
---------------------------------------------  ----------    ---------   ---------   --------   --------   --------   --------
Net asset value, end of period                 $    12.21    $   12.99   $   12.14   $   9.78   $  10.46   $   9.64   $  10.09
=============================================  ==========    =========   =========   ========   ========   ========   ========
Total return(b)                                      3.59%       15.61%      31.03%      0.61%      8.51%      4.50%     43.64%
=============================================  ==========    =========   =========   ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $1,321,417   $1,261,008  $1,050,011  $ 765,073   $705,580   $604,329   $517,835
=============================================  ==========   ==========  ==========  =========   ========   ========   ========
Ratio of expenses to average net assets              0.69%(c)(d)  0.70%      0.71%       0.72%      0.79%(e)   0.76%      0.75%
=============================================  ==========    =========   =========   ========   ========   ========   ========
Ratio of net investment income to average net
  assets                                             0.13%(c)     0.29%       0.33%      1.04%      1.13%(e)   1.09%      1.48%
=============================================  ==========    =========   =========   ========   ========   ========   ========
Portfolio turnover rate                             45.70%      118.34%     126.00%    121.69%    115.76%     97.41%    109.04%
=============================================  ==========    =========   =========   ========   ========   ========   ========
Average brokerage commission rate paid(f)      $   0.0622    $  0.0643         N/A        N/A        N/A        N/A        N/A
=============================================  ==========    =========   =========   ========   ========   ========   ========
                                                        December 31,
                                               ------------------------------
                                                 1990       1989     1988(a)
                                               --------   --------   --------
Net asset value, beginning of period           $   7.79   $   6.57   $   5.70
---------------------------------------------  --------   --------   --------
Income from investment operations:
  Net investment income                            0.15       0.16       0.16
---------------------------------------------  --------   --------   --------
  Net gains (losses) on securities (both
    realized and unrealized)                      (0.08)      1.86       0.84
---------------------------------------------  --------   --------   --------
    Total from investment operations               0.07       2.02       1.00
---------------------------------------------  --------   --------   --------
Less distributions:
  Dividends from net investment income            (0.16)     (0.16)     (0.13)
---------------------------------------------  --------   --------   --------
  Distributions from capital gains                (0.14)     (0.64)        --
---------------------------------------------  --------   --------   --------
    Total distributions                           (0.30)     (0.80)     (0.13)
---------------------------------------------  --------   --------   --------
Net asset value, end of period                 $   7.56   $   7.79   $   6.57
=============================================  ========   ========   ========
Total return(b)                                    0.93%     30.92%     17.65%
=============================================  ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $316,043   $262,655   $101,541
=============================================  ========   ========   ========
Ratio of expenses to average net assets            0.80%      0.82%      1.04%
=============================================  ========   ========   ========
Ratio of net investment income to average net
  assets                                           2.02%      2.14%      2.57%
=============================================  ========   ========   ========
Portfolio turnover rate                          142.60%     97.26%    114.94%
=============================================  ========   ========   ========
Average brokerage commission rate paid(f)           N/A        N/A        N/A
=============================================  ========   ========   ========

(a) The Fund changed investment advisers on October 5, 1988.

(b) For periods less than one year, total return is not annualized.

(c) Ratios are annualized and based on average net assets of $1,328,387,346.

(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.

(e) Annualized.

(f) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

--------------------------------------------------------------------------------
SUPPLEMENTAL PROXY INFORMATION                             AIM SUMMIT FUND, INC.

The Annual Meeting of Shareholders of the AIM Summit Fund, Inc. (the "Fund") was held on February 7, 1997 at the offices of A I M Management Group Inc., 11 Greenway Plaza, Houston, Texas. The meeting was held for the following purposes:

(1) To elect Directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson, and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement between the Fund and A I M Advisors, Inc. ("AIM Advisors").

(3) To approve a new Sub-Advisory Agreement between AIM Advisors and TradeStreet Investment Associates, Inc.

(4) To approve the elimination of the fundamental investment policy prohibiting or restricting investments in other investment companies.

(5) To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the Fund's fiscal year ending October 31, 1997.

The results of proxy solicitation on the above matters were as follows:

                                                                                        Votes
                           Director/Matter                        Votes for            Against           Abstentions
                           ---------------                        ---------            -------           -----------
(1)  Charles T. Bauer...........................................  70,528,895                  0            2,501,145
     Bruce L. Crockett..........................................  70,665,829                  0            2,364,211
     Owen Daly II...............................................  70,455,617                  0            2,574,423
     Carl Frischling............................................  70,528,507                  0            2,501,533
     Robert H. Graham...........................................  70,692,348                  0            2,337,692
     John F. Kroeger............................................  70,446,208                  0            2,583,832
     Lewis F. Pennock...........................................  70,561,638                  0            2,468,402
     Ian W. Robinson............................................  70,452,892                  0            2,577,148
     Louis S. Sklar.............................................  70,633,066                  0            2,396,974
(2)  Approval of Master Investment Advisory Agreement...........  67,927,052          1,843,418            3,259,570
(3)  Approval of Sub-Advisory Agreement.........................  66,561,907          2,129,229            4,338,904
(4)  Elimination of Fundamental Policy..........................  63,661,478          6,015,069            3,353,493
(5)  KPMG Peat Marwick LLP......................................  69,037,714            841,603            3,150,723

                                                            Directors & Officers

BOARD OF DIRECTORS                            OFFICERS                                  OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                          11 Greenway Plaza
Chairman                                      Chairman                                  Suite 100
A I M Management Group Inc.                                                             Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                 INVESTMENT ADVISOR
Formerly Director, President and
Chief Executive Officer                       John J. Arthur                            A I M Advisors, Inc.
COMSAT Corporation                            Senior Vice President & Treasurer         11 Greenway Plaza
                                                                                        Suite 100
Owen Daly II                                  Carol F. Relihan                          Houston, TX 77046
Director                                      Senior Vice President & Secretary
Cortland Trust Inc.                                                                     SUB-ADVISOR
                                              Gary T. Crum
Jack Fields                                   Senior Vice President                     TradeStreet Investment Associates, Inc.
Formerly Member of the                                                                  101 South Tryon Street
U. S. House of Representatives                Scott G. Lucas                            Suite 1000
                                              Senior Vice President                     Charlotte, NC 28255
Carl Frischling
Partner                                       Dana R. Sutton                            TRANSFER AGENT
Kramer, Levin, Naftalis & Frankel             Vice President & Assistant Treasurer
                                                                                        Boston Financial Data Services, Inc.
Robert H. Graham                              Melville B. Cox                           P.O. Box 8300
President and Chief Executive Officer         Vice President                            Boston, MA 02266-8300
A I M Management Group Inc.
                                              Jonathan C. Schoolar                      CUSTODIAN
John F. Kroeger                               Vice President
Formerly Consultant                                                                     State Street Bank and Trust Company
Wendell & Stockel Associates, Inc.            P. Michelle Grace                         225 Franklin Street
                                              Assistant Secretary                       Boston, MA 02110
Lewis F. Pennock
Attorney                                      David L. Kite                             COUNSEL TO THE FUND
                                              Assistant Secretary
Ian W. Robinson                                                                         Ballard Spahr Andrews & Ingersoll
Consultant; Formerly Executive Vice           Nancy L. Martin                           1735 Market Street, 51st Floor
President and Chief Financial Officer         Assistant Secretary                       Philadelphia, PA 19103
Bell Atlantic Management Services, Inc.
                                              Ofelia M. Mayo                            COUNSEL TO THE DIRECTORS
Louis S. Sklar                                Assistant Secretary
Executive Vice President                                                                Kramer, Levin, Naftalis & Frankel
Hines Interests                               Kathleen J. Pflueger                      919 Third Avenue
Limited Partnership                           Assistant Secretary                       New York, NY 10022

                                              Samuel D. Sirko                           DISTRIBUTOR
                                              Assistant Secretary
                                                                                        A I M Distributors, Inc.
                                              Stephen I. Winer                          11 Greenway Plaza
                                              Assistant Secretary                       Suite 100
                                                                                        Houston, TX 77046
                                              Mary J. Benson
                                              Assistant Treasurer

[AIM LOGO APPEARS HERE]                                  ---------------
                                                           BULK RATE
                                                          U.S. POSTAGE
AIM DISTRIBUTORS, INC.                                        PAID
11 GREENWAY PLAZA, SUITE 100                              HOUSTON, TX
HOUSTON, TX 77046                                        PERMIT NO. 1919
                                                         ---------------